UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Earliest Event Reported: December 12, 2001

                        Date of Report: December 12, 2001



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                 -----------------------------------------------
           (Exact name of registrants as specified in their charters)



      Delaware                 1-111331                   43-1698480
      Delaware                333-06693                   43-1742520
-----------------------   -----------------   ----------------------------------
  (States or other         Commission file      (I.R.S. Employer Identification
  jurisdictions of             numbers                         Nos.)
  incorporation or
   organization)




                   One Liberty Plaza, Liberty, Missouri 64068
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600


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 ITEM 5.  OTHER EVENTS

     Ferrellgas, Inc., the General Partner of Ferrellgas Partners, L.P., balance sheets as of July 31, 2001 and 2000, have been audited by an independent auditor. See exhibit 99.15 for the audited financial statements.

     These audited balance sheets and independent auditor's opinion will be incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 33-55185 of Ferrellgas Partners, L.P. on Form S-4 to Form S-1 and in Amendment No. 1 to Registration Statement No. 333-71111 of Ferrellgas Partners, L.P. and Ferrellgas Partners Finance Corp. on Form S-3. See exhibit
23.1 for independent auditor's consent.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         The Exhibits listed in the Index to Exhibits are filed as part of this Current Report on Form 8-K.





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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      FERRELLGAS PARTNERS, L.P.

                                      By Ferrellgas, Inc. (General Partner)


Date: December 12, 2001                By     /s/ Kevin T. Kelly
                                          --------------------------------------
                                           Kevin T. Kelly
                                           Senior Vice President and
                                           Chief Financial Officer (Principal
                                           Financial and Accounting Officer)





                                      FERRELLGAS PARTNERS FINANCE CORP.

Date: December 12, 2001                By     /s/ Kevin T. Kelly
                                          --------------------------------------
                                           Kevin T. Kelly
                                           Senior Vice President and
                                           Chief Financial Officer (Principal
                                           Financial and Accounting Officer)

                                INDEX TO EXHIBITS


  Exhibit No.                       Description of Exhibit
  -----------                       ----------------------
     23.1             Consent of Deloitte & Touche LLP, Independent Auditors.

     99.15 Consolidated balance sheets of Ferrellgas, Inc. as of July 31, 2001 and 2000, together with the report of Deloitte & Touche LLP with respect thereto.




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